COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

CLASS A (MLOAX), CLASS C (MLOCX), CLASS I (MLOIX) AND

CLASS Z (MLOZX) SHARES

SUPPLEMENT DATED MARCH 31, 2014

TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES DATED DECEMBER 19, 2013

The Board of Directors of Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the “Fund”) approved the appointment of Cohen & Steers UK Limited (“CNS UK”) and Cohen & Steers Asia Limited (“CNS Asia”) (each a “Subadvisor,” and collectively, the “Subadvisors”) as sub-investment advisors to the Fund pursuant to agreements between each Subadvisor and Cohen & Steers Capital Management, Inc. (the “Advisor”). The appointments are effective April 1, 2014. CNS UK, with offices located at 21 Sackville Street, 4th Floor, London, W1S 3DN, U.K., and CNS Asia, with offices located at 12/F Citibank Tower, Citibank Plaza, No. 3 Garden Road, Central Hong Kong, are both wholly-owned subsidiaries of Cohen & Steers, Inc. (“CNS”). The Advisor is responsible for the overall management of the Fund’s portfolio and for the supervision and ongoing monitoring of the Subadvisors. Each of the Subadvisors provides investment advisory and research services to the Advisor in connection with managing the investments of the Fund.

The Advisor will pay the Subadvisors out of its fees received from the Fund. The Advisor will allocate 50% of the advisory fee received from the Fund among itself and each of CNS Asia and CNS UK pro rata based on the portion of the Fund’s average assets managed by the Advisor and each Subadvisor. The Advisor will retain the remaining 50% of the advisory fee received from the Fund.

MLOACIZXSUP-0314